                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   @plan.inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  (@plan Logo)

                        THREE LANDMARK SQUARE, SUITE 400
                          STAMFORD, CONNECTICUT 06901

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 19, 2000

     As a shareholder of @plan.inc (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Shareholders of the Company to be held at The Westin Hotel, Stamford, Connecticut 06901 on Friday, May 19, 2000, at 11:00 a.m. local time for the following purposes:

          1. To elect two Class I directors to serve for a term of three years and until their successors are duly elected and qualified; and

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record of Common Stock at the close of business on March 31, 2000 are entitled to notice of and to vote at the meeting.

     Whether or not you expect to attend the meeting, management desires to have the maximum representation at the meeting and respectfully requests that you date, execute, and mail promptly the enclosed proxy in the enclosed stamped envelope, which requires no postage if mailed in the United States. A proxy may be revoked by a shareholder any time prior to its use as specified in the enclosed proxy statement.

                                             By Order of the Board of Directors,
                                             Mark K. Wright
                                             Chief Executive Officer

Stamford, Connecticut
April 21, 2000

                                  (@plan Logo)

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 19, 2000

To Our Shareholders:

     This Proxy Statement is furnished to shareholders of @plan.inc (the "Company") in connection with the solicitation of proxies by the board of directors of the Company (the "Board of Directors") to be voted at the annual meeting of shareholders (the "Annual Meeting") to be held at the date, time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, or at any adjournment or adjournments thereof. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to shareholders is April 21, 2000. The principal executive offices of the Company are located at Three Landmark Square, Suite 400, Stamford, Connecticut 06901.

     The record of shareholders entitled to vote at the Annual Meeting was taken at the close of business on March 31, 2000 (the "Record Date"). On such date, 11,231,300 shares of the Company's common stock, no par value per share (the "Common Stock"), having one vote each were outstanding.

     Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any shareholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. No such revocation will be effective, however, unless and until notice of such revocation has been received by the Company at or prior to the Annual Meeting.

     The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of mail, officers of the Company may solicit proxies by telephone or telecopy. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of the Common Stock.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes (Class I, Class II and Class III). At each annual meeting of shareholders, directors constituting one class are elected for a three-year term. Directors who were elected to fill a vacancy in a class whose term expires in a later year are elected for a term equal to the remaining term for their respective class. The Third Amended and Restated Charter of the Company provides that each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The current Board of Directors is comprised of six members. Two members of the Board of Directors will be elected at the Annual Meeting.

     The Board of Directors has nominated and recommends to the shareholders, Gary R. Haynes and Roger J. Thomson for election as Class I directors to serve until the annual meeting of shareholders in 2003 and until such time as their respective successors are duly elected and qualified. Messrs. Haynes and Thomson are currently Class I directors of the Company having been previously elected by the shareholders.

     If any of the nominees should become unable to accept election, the persons named in the proxy may vote for such other person or persons as may be designated by the Board of Directors. Management has no reason to believe that any of the nominees named above will be unable to serve. Certain information with respect to directors who are nominees for election at the Annual Meeting and with respect to directors who are not nominees for election at the Annual Meeting is set forth on the following pages.

     The directors shall be elected by a plurality of the votes cast in the election by the holders of the Common Stock represented and entitled to vote at the Annual Meeting. The Board of Directors recommends that the shareholders vote FOR all of the director nominees.

                                                                                        DIRECTOR
NAME                                     AGE     PRINCIPAL OCCUPATION/DIRECTORSHIPS      SINCE
----                                     ---     ----------------------------------     --------
DIRECTOR NOMINEES

Class I Directors
(Term Expires 2003)

Gary R. Haynes.........................  54    Mr. Haynes has been President since        1996
                                               1985 and Chief Executive Officer since
                                               1991 of Ericson Marketing
                                               Communications, Inc., an advertising
                                               and marketing communications agency.
                                               Mr. Haynes has been associated with
                                               Ericson since 1975 and served as
                                               Ericson's Chief Operating Officer from
                                               1982 until he became President in 1985.

Roger J. Thomson.......................  44    Mr. Thomson is a Managing Director of      1999
                                               Donaldson, Lufkin & Jenrette Securities
                                               Corporation, an investment banking
                                               firm, where he has worked since 1994.
                                               From 1986 to 1994, Mr. Thomson was
                                               Senior Vice President of Lehman
                                               Brothers, Inc., an investment banking
                                               firm.

CONTINUING DIRECTORS

Class II Director
(Term Expires 2001)

John H. Wyant..........................  53    Mr. Wyant is a Managing Partner and        1998
                                               President of Blue Chip Venture Company.
                                               Mr. Wyant is currently a director of
                                               Delicious Brands, Inc., a food product
                                               company, Regent Communications, Inc., a
                                               radio station operator, Zaring Homes,
                                               Inc., a manufactured housing company,
                                               and several private companies. Mr.
                                               Wyant was elected as a director under
                                               an Amended and Restated Shareholders'
                                               Agreement.

                                                                                        DIRECTOR
NAME                                     AGE     PRINCIPAL OCCUPATION/DIRECTORSHIPS      SINCE
----                                     ---     ----------------------------------     --------
Class III Directors
(Term Expires 2002)

Donald M. Johnston.....................  51    Mr. Johnston has served as President of    1996
                                               Massey Burch Capital Corporation and
                                               General Partner of SV Partners II, L.P.
                                               since 1994. Massey Burch Capital
                                               Corporation and SV Partners II are
                                               manager and General Partner,
                                               respectively, of the Southern Venture
                                               Fund II, L.P., one of our principal
                                               shareholders. Mr. Johnston also serves
                                               on the board of directors of ODS
                                               Networks, Inc., a developer of security
                                               software and network solutions. Mr.
                                               Johnston was elected as a director
                                               under an Amended and Restated
                                               Shareholders' Agreement.

W. Patrick Ortale, III.................  46    Mr. Ortale has been a General Partner      1996
                                               of Richland Partners, L.P. since 1994
                                               and Richland Partners II, L.P. since
                                               1996, the general partners,
                                               respectively, of Richland Ventures,
                                               L.P. and Richland Ventures II, L.P.,
                                               which are principal shareholders of
                                               ours. He has been a partner of Richland
                                               Ventures III, LP since 1999. Since 1985
                                               and 1990, respectively, Mr. Ortale has
                                               been a general partner of the general
                                               partnerships which control Lawrence,
                                               Tyrell, Ortale & Smith and Lawrence,
                                               Tyrell, Ortale and Smith II, L.P. Mr.
                                               Ortale was elected as a director under
                                               an Amended and Restated Shareholders'
                                               Agreement.

Mark K. Wright.........................  44    Mr. Wright has served as our Chief         1996
                                               Executive Officer and Chairman of our
                                               Board of Directors since May 1996.
                                               Prior to becoming our Chief Executive
                                               Officer, Mr. Wright served as the
                                               Executive Vice President of Ericson
                                               Marketing Communications, Inc., an
                                               advertising and marketing
                                               communications agency. Prior to that,
                                               he served as Senior Vice President of
                                               Ericson in charge of marketing and
                                               media services.

     The Board of Directors holds regular quarterly meetings and meets on other occasions when required by special circumstances. Some of the directors also devote their time and attention to the Board's principal standing committees. The committees, their primary functions and memberships are as follows:

          Audit Committee. This committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company's independent auditors concerning, among other things, the scope of audits and reports and reviews the performance of the overall accounting and financial controls of the Company. Members of the Audit Committee are Donald M. Johnston, Roger J. Thomson and John H. Wyant.

          Compensation Committee. This committee has the responsibility for reviewing and approving the salaries, bonuses and other compensation and benefits of executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management and administering the Company's 1999 Stock Incentive Plan (the "1999 Stock Plan"). Members of the Compensation Committee are W. Patrick Ortale, III, Gary R. Haynes and John H. Wyant. See "Compensation Committee Report on Executive Compensation."

     The Board of Directors held four meetings during the fiscal year ended December 31, 1999 ("fiscal 1999"). The Audit Committee held one meeting during fiscal 1999 and the Compensation Committee held one meeting during fiscal 1999. Each of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which such director served.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     As of March 31, 2000, there were 11,231,300 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each of the matters to be voted on at the Annual Meeting. The following table sets forth, as of March 31, 2000 unless otherwise noted, the beneficial ownership of each current director (including the two nominees for director), each of the executive officers named in the Summary Compensation Table beginning on page 7 hereof (the "Named Executive Officers"), the executive officers and directors as a group, and each shareholder known to management of the Company to own beneficially more than 5% of the outstanding Common Stock. Unless otherwise indicated, the Company believes that the beneficial owner set forth in the table has sole voting and investment power.

                                                                             WARRANTS AND
                                                                               OPTIONS
                                                      AMOUNT AND NATURE       ACQUIRABLE
                                                        OF BENEFICIAL         WITHIN 60      PERCENT OF
NAME OF BENEFICIAL OWNER                                OWNERSHIP(1)             DAYS          CLASS
------------------------                              -----------------     --------------   ----------
Entities associated with Richland Ventures..........      3,855,185(2)          75,185          34.4%
  W. Patrick Ortale, III............................      3,884,785(3)         100,185          34.6
Southern Venture Fund II, L.P.......................      2,350,350(4)          70,350          20.9
  Donald M. Johnston................................      2,350,350(4)          70,350          20.9
Entities associated with Blue Chip Venture
  Company...........................................        917,901(5)          17,901           8.2
  John H. Wyant.....................................        942,901(6)          42,901           8.4
FMR Corp............................................        628,900(7)              --           5.6
Mark K. Wright......................................        896,408            391,508           7.8
Karl A. Spangenberg.................................        418,720            410,170           3.6
Susan C. Russo......................................        423,325            398,575           3.6
Nancy A. Lazaros....................................         94,583             94,583             *
Gary R. Haynes......................................        706,012(8)          55,012           6.3
Roger J. Thomson....................................        151,670             27,470           1.4
Directors and executive officers as a group (9
  persons)..........................................      9,869,754                 --          77.1

---------------

 *  Less than one percent.

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock subject to options and warrants held by directors and executive officers of the Company that are exercisable within 60 days of the date hereof are deemed outstanding for the purpose of computing that director's or executive officer's beneficial ownership and the beneficial ownership of all executive officers and directors as a group.
(2) Represents 1,980,000 shares that are held by Richland Ventures, L.P. and 1,800,000 shares that are held by Richland Ventures II, L.P. The address of the shareholder is 200 31st Avenue North, Suite 200, Nashville, Tennessee 37203-1205.
(3) Represents 1,980,000 shares that are held by Richland Ventures, L.P. and 1,800,000 shares that are held by Richland Ventures II, L.P., and warrants for the purchase of 75,185 shares of common stock held by these two entities. Mr. Ortale is a general partner of Richland Partners and Richland Partners II, their general partners. Mr. Ortale disclaims beneficial ownership of the shares and warrants held by these entities except to the extent of his pecuniary interest therein. Includes 4,600 shares held by the John Ryan Tyrell Trust, of which Mr. Ortale is trustee.
(4) All of these shares and warrants and options for the purchase of shares are held by Southern Venture Fund II, L.P. Mr. Johnston is a general partner of SV Partners II, L.P., its general partner. Mr. Johnston disclaims beneficial ownership of the shares and warrants and options for the purchase of shares held by Southern Venture Fund II, L.P. except to the extent of his pecuniary interest therein. The address of the shareholder is One Burton Hills Boulevard, Nashville, Tennessee 37215.
(5) Represents 765,000 shares that are held by Blue Chip Capital Fund II Limited Partnership and 135,000 shares that are held by Miami Valley Venture Fund, L.P. The address of the shareholder is 1100 Chiquita Center, 250 East 5th Street, Cincinnati, Ohio 45202.

(6) Represents 765,000 shares that are held by Blue Chip Capital Fund II Limited Partnership, 135,000 shares that are held by Miami Valley Venture Fund, L.P. and warrants for the purchase of 17,901 shares of common stock held by these entities. Mr. Wyant is a manager of their general partner and special limited partner, respectively. Mr. Wyant disclaims beneficial ownership of the shares and warrants held by these entities except to the extent of his pecuniary interest therein.
(7) Held as of February 28, 2000, pursuant to a letter from FMR dated February 29, 2000. FMR has sole dispositive power over all of the shares and sole voting power over none of the shares. FMR Corp.'s address is 82 Devonshire Street, Boston, Massachusetts 02109.
(8) Includes 90,000 shares held by the Gary R. Haynes 1994 Charitable Remainder Unitrust, of which Mr. Haynes is trustee. Includes 9,000 shares held by Joanne Haynes, Mr. Haynes' wife.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides information as to annual, long-term and other compensation paid by the Company to the Company's Chief Executive Officer and to each of the other Named Executive Officers of the Company for services rendered in all capacities to the Company.

                                                                                LONG-TERM
                                                                           COMPENSATION AWARDS
                                                                           -------------------
                                                     ANNUAL COMPENSATION       SECURITIES
                                                     -------------------       UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITIONS           FISCAL YEAR    SALARY     BONUS         OPTIONS(#)        COMPENSATION
----------------------------           -----------   --------   --------   -------------------   ------------
Mark K. Wright.......................     1999       $249,167   $ 87,500          65,000           $    --
  Chief Executive Officer                 1998        197,917     60,000              --                --
                                          1997        167,608     50,000          90,000                --
Karl A. Spangenberg..................     1999        239,375     84,000          60,000                --
  President and Chief Operating
    Officer                               1998        225,000     50,000              --                --
                                          1997        168,750    125,000         405,000            12,522(1)
Susan C. Russo.......................     1999        184,583     64,750          55,000                --
  Executive Vice President                1998        175,000     40,000              --                --
                                          1997        169,728      5,000         396,000                --
Nancy A. Lazaros.....................     1999        137,375     64,750          55,000                --
  Sr. Vice President, Chief               1998        105,292     40,000          27,000                --
  Financial Officer and Secretary         1997         53,779      5,000          63,000                --

---------------

(1) This amount represents reimbursement of relocation expenses.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning options granted in fiscal 1999:

                                                 INDIVIDUAL GRANTS
                             ---------------------------------------------------------   POTENTIAL REALIZABLE VALUE
                                                   PERCENT OF                                        AT
                                                     TOTAL                                 ASSUMED ANNUAL RATES OF
                                 NUMBER OF          OPTIONS                               STOCK PRICE APPRECIATION
                                 SECURITIES        GRANTED TO                                  FOR OPTION TERM
                                 UNDERLYING       EMPLOYEES IN   EXERCISE   EXPIRATION   ---------------------------
NAME                         OPTIONS GRANTED(1)   FISCAL YEAR     PRICE        DATE          5%             10%
----                         ------------------   ------------   --------   ----------   -----------   -------------
Mark K. Wright.............        65,000             8.6%        $12.00     10/12/09     $490,538      $1,243,119
Karl A. Spangenberg........        60,000             7.9          12.00     10/12/09      452,804       1,147,495
Susan C. Russo.............        55,000             7.3          12.00     10/12/09      415,070       1,051,870
Nancy A. Lazaros...........        55,000             7.3          12.00     10/12/09      415,070       1,051,870

---------------

(1) These options vest in equal quarterly installments over three years from the date of grant.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table provides information as to options exercised by the Named Executive Officers during fiscal 1999. The numbers and value of the unexercised options held by the Named Executive Officers are also set forth in the following table.

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED             IN-THE-MONEY
                                 SHARES       VALUE     OPTIONS AT FISCAL YEAR END    OPTIONS AT FISCAL YEAR-END
                               ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
NAMED EXECUTIVE OFFICER        EXERCISE(#)     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------        -----------   --------   -----------   -------------   -----------   -------------
Mark K. Wright...............          --         --      360,000        65,000       $3,164,700     $       --
Karl A. Spangenberg..........          --         --      405,000        60,000        3,524,625             --
Susan C. Russo...............       2,500     37,188      393,500        55,000        3,430,268             --
Nancy A. Lazaros.............          --         --       90,000        55,000          763,650             --

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company are entitled to receive an annual fee of $6,000 in cash plus $1,000 for each Board of Directors meeting attended and $500 for each committee meeting attended. Directors who are not employees of the Company also received a grant of 25,000 shares of Common Stock during the past fiscal year upon consummation of the Company's initial public offering. All of these shares vested immediately. Directors who are employed by the Company receive no directors' fees. All directors are reimbursed for their expenses incurred in attending meetings.

     As of the date hereof, the 1999 Stock Plan provides for automatic grants of non-qualified stock options to directors who have not served as an officer or employee of the Company. Options to purchase 25,000 shares of Common Stock are automatically granted to these non-employee directors upon their initial election to the Board of Directors, which shall vest in five equal annual installments beginning with the first anniversary of the date of grant. In addition, each year immediately following the date of our annual meeting, options to purchase 3,000 shares of Common Stock are automatically granted to each non-employee Director who is then serving on the Board of Directors. The exercise price of such options is equal to the fair market value of the Common Stock on the date of grant. The term of such options is ten years, and they are exercisable immediately after the date of grant.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, the Company's executive officers and persons who beneficially own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the SEC. Such directors, officers and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms furnished to the Company, or written representations from certain reporting persons, the Company believes that during fiscal 1999 all of its officers, directors and greater than ten percent beneficial owners were in compliance with all applicable filing requirements.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors of the Company is currently comprised of W. Patrick Ortale, III, Gary R. Haynes and John H. Wyant. None of the above mentioned persons has at any time been an officer or employee of the Company. No executive officer of the Company served during fiscal 1999 as a member of the compensation committee or as a director of any entity of which any of the Company's directors serves as an executive officer.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of the Company's executive officers is reviewed and approved annually by the Compensation Committee of the Board of Directors, currently comprised of three non-employee directors. In addition to reviewing and approving executives' salary and bonus arrangements, the Compensation Committee establishes policies and guidelines for other benefits and administers the awards of stock and stock options pursuant to the Company's stock plan. The Compensation Committee is assisted in making compensation decisions by the Company's Chief Executive Officer (referred to in this report as the "CEO").

COMPENSATION POLICIES AND PROCEDURES APPLICABLE TO EXECUTIVES FOR FISCAL 1999

     GENERAL. Compensation of the Company's executives is intended to attract, retain and reward persons who are essential to the corporate enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executives that appropriately rewards the individual executive's contribution to corporate performance. The objective corporate performance measurement utilized by the Compensation Committee in fiscal 1999 for establishing executive compensation was the Company's overall performance against key business objectives. Additionally, the Compensation Committee utilizes subjective criteria for evaluating individual performance and relies substantially on the key managers, principally the CEO, in doing so. The Compensation Committee focuses on three primary components of the Company's executive compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation, annual incentive compensation and long-term incentive compensation.

     BASE SALARY COMPENSATION. Executives' base salaries are determined primarily by reference to compensation packages for similarly situated executives of companies of similar size or in comparable lines of business, with whom the Company expects to compete for executive talent. The Compensation Committee also assesses subjective qualitative factors to discern a particular executive's relative "value" to the corporate enterprise in establishing base salaries. At the initial Compensation Committee meeting each fiscal year, the Company's CEO proposes to the Compensation Committee a compensation package for each of the Company's executives, excluding the CEO. The Compensation Committee reviews the CEO's recommendations and determines the appropriate compensation packages for each of the executives for the forthcoming fiscal year. The Compensation Committee believes that the Company's principal competitors for executive talent are not necessarily the same companies that would be included in a peer group compiled for purposes of measuring shareholder returns. Consequently, the comparable companies examined for compensation purposes may not be the same as the companies comprising the indices in the Performance Graph included in this Proxy Statement.

     ANNUAL INCENTIVE COMPENSATION. At the initial Compensation Committee meeting, the Compensation Committee also establishes the amounts available for cash bonuses (per executive) based on the achievement of Company performance objectives. The policy of the Compensation Committee for fiscal 1999 was to provide for potential bonuses based on operating performance against key business objectives in amounts ranging from 25% to 50% of the executives' base salaries. This plan emphasizes the Compensation Committee's belief that when the Company's business objectives are successfully met, the executives should be appropriately compensated. Based on the Company's 1999 performance, 35% of each of the senior executives' base salary was paid to each executive as incentive compensation.

     LONG-TERM INCENTIVE COMPENSATION. It is the Compensation Committee's philosophy that significant stock ownership by management creates a powerful incentive for executives to build long-term shareholder value. Accordingly, the Compensation Committee believes that an integral component of executive compensation is the award of equity-based compensation, which is intended to align executives' long-term interests with those of the Company's shareholders. Awards of stock options to executives have historically been at then-current market prices and, in keeping with the Company's objective to link pay with corporate performance, generally vest over a period of 3 to 4 years. In fiscal 1999, option awards were consistent with the relative pay levels of the executives.

     SEVERANCE COMPENSATION AGREEMENTS. In May of 1999, the Company entered into Severance Compensation Agreements with its executive officers, Mark K. Wright, Karl A. Spangenberg, Susan C. Russo and Nancy A. Lazaros. All agreements are similar to that detailed in the following discussion of Mr. Wright's compensation.

CEO WRIGHT'S COMPENSATION

     In reviewing and approving Mr. Wright's fiscal 1999 compensation, the Compensation Committee considered the same criteria detailed herein with respect to executives in general. Mr. Wright's base salary for fiscal 1999 was established at $250,000, a 26% increase over his fiscal 1998 salary. Mr. Wright received an incentive bonus of $87,000 for fiscal 1999. Mr. Wright's targeted bonus for 1999 was 35% of his base salary if the Company achieved its targeted business objectives. Had the Company achieved greater than 100% of its targeted objectives in fiscal 1999, Mr. Wright would have been eligible to receive a bonus pay out of up to 50% of his salary as a targeted bonus or a bonus equivalent to $125,000. This is consistent with the Compensation Committee's philosophy that, because the Chief Executive Officer is in the greatest position to affect Company operating performance, his bonus opportunity should be closely tied to that performance.

     In May 1999, the Company entered into a Severance Compensation Agreement with Mr. Wright. The Board of Directors recommended the agreement to insure management continuity and stability in light of the challenges facing the Company. The Severance Compensation Agreement, which has a fixed term of five
(5) years calls for Mr. Wright to receive severance for six (6) months upon termination of employment by the Company after a change in control of the Company (except upon retirement, disability or with cause) or by Mr. Wright after a change of control for good reason (other than retirement or disability).

COMPLIANCE WITH INTERNAL REVENUE CODE 162(M)

     Section 162(m) of the Internal Revenue Code of 1986, as amended, enacted as part of the Omnibus Budget Reconciliation Act of 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to Named Executive Officers. Under the regulations, certain "performance based" compensation is not subject to the deduction limit. The 1999 Stock Plan contains certain per-participant limitations on grants under the 1999 Stock Plan so that awards of stock options pursuant to such plan should be considered "performance based." Because the Company does not believe it is in any immediate danger of losing any deductions, no definitive determinations have been made by the Compensation Committee as to whether it will cause the $1,000,000 limit to be exceeded in the future.

                                          The Compensation Committee

                                          W. Patrick Ortale, III, Chairman
                                          Gary R. Haynes
                                          John H. Wyant

                               PERFORMANCE GRAPH

     The following graph compares the cumulative returns of $100 invested in (a) the Company, (b) the NASDAQ Stock Market (U.S.) Index ("NASDAQ Index"), and (c) the Chase Hambrecht & Quist Technology Index ("Chase H&Q Technology Index"), for the period since the Company's initial public offering, assuming reinvestment of all dividends.

                 COMPARISON OF 7 MONTH CUMULATIVE TOTAL RETURN*
             AMONG @PLAN.INC, THE NASDAQ STOCK MARKET (U.S.) INDEX
                       AND THE CHASE H&Q TECHNOLOGY INDEX

                                                          @PLAN                      NASDAQ                       CHASE
                                                          -----                      ------                       -----
5/21/99                                                  100.00                      100.00                      100.00
5/99                                                      94.20                       98.06                       96.93
6/99                                                     107.14                      106.82                      109.12
7/99                                                     110.71                      104.93                      107.63
8/99                                                      73.21                      109.31                      112.87
9/99                                                      79.02                      109.41                      115.44
10/99                                                     64.29                      117.95                      127.55
11/99                                                    100.00                      131.73                      149.10
12/99                                                     70.54                      161.19                      188.94

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Our board of directors has selected Arthur Andersen LLP to serve as independent auditors for the current fiscal year. Arthur Andersen LLP has served as our independent auditors since November 11, 1998. On November 11, 1998, we dismissed Kraft Bros, Esstman Patton & Harrell, PLLC as our independent accountants. Kraft Bros' reports on the financial statements for the years ended December 31, 1996 and 1997 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The decision to change independent accountants was approved by the board of directors. During the years ended December 31, 1996 and 1997 and through November 11, 1998, there were no reportable events, as defined in regulations of the Securities and Exchange Commission, or disagreements with Kraft Bros on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Prior to retaining Arthur Andersen LLP, we had not consulted with Arthur Andersen LLP regarding accounting principles.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions.

                           PROPOSALS OF SHAREHOLDERS

     Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to the Company in a timely manner. In order to be so included for the next annual meeting, shareholder proposals must be received by the Company no later than December 23, 2000, and must comply with the requirements of Rule 14a-8. In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including shareholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of shareholders. In general, notice must be received by the Secretary of the Company not less than 120 days prior to the date the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the shareholder proposing such matters.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

                            METHOD OF COUNTING VOTES

     Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the back side of the proxy card. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum. Abstentions and broker non-votes will not be considered for the purpose of determining the number of votes cast for or against any director nominee. A broker non-vote occurs when a broker holding shares registered in a street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter.

                         FINANCIAL STATEMENTS AVAILABLE

     A copy of the Company's 1999 Annual Report containing audited financial statements accompanies this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material.

     UPON WRITTEN REQUEST TO NANCY A. LAZAROS, SECRETARY, @PLAN.INC, THREE LANDMARK SQUARE, SUITE 400, STAMFORD, CONNECTICUT 06901, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, COPIES OF THE COMPANY'S ANNUAL REPORT TO THE SEC ON FORM 10-K.

                                          By Order of the Board of Directors,
                                          Mark K. Wright
                                          Chief Executive Officer
April 21, 2000

                                     PROXY

                                   @PLAN.INC

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF @PLAN.INC (THE "COMPANY") TO BE HELD MAY 19, 2000.

    The undersigned hereby appoints Mark K. Wright and Nancy A. Lazaros, and each of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown hereon on this proxy at the Annual Meeting of Shareholders of the Company to be held at The Westin Hotel, Stamford, Connecticut 06901 on Friday, May 19, 2000, at 11:00 a.m. E.S.T. and any adjournment thereof.

   (1)  Election of Directors:          [ ]  FOR all nominees listed to the right [ ]  WITHHOLD AUTHORITY to vote for all
                                             (except as marked to the contrary)        nominees listed to the right

        Class I director nominees: Gary R. Haynes and Roger J. Thomson.

   (INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

(2) In their discretion on any other matter that may properly come before said meeting or any adjournment thereof.

             (PLEASE DATE AND SIGN THIS PROXY ON THE REVERSE SIDE.)

    YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED, SHARES WILL BE VOTED FOR THE ELECTION OF BOTH DIRECTOR NOMINEES.

                      PLEASE SIGN HERE AND RETURN PROMPTLY

                                          --------------------------------------

                                          --------------------------------------

                                          Date: --------------------------, 2000

                                          Please sign exactly as your name
                                          appears on your stock certificate. If
                                          registered in the names of two or more
                                          persons, each should sign. Executors,
                                          administrators, trustees, guardians,
                                          attorneys, and corporate officers
                                          should show their full titles.

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  If you have changed your address, please PRINT your new address on this line